Oak Ridge Large Cap Growth Fund

A series of Investment Managers Series Trust

Supplement dated May 17, 2017, to the
Prospectus and Statement of Additional Information, both dated October 1, 2016, as amended;
and the Summary Prospectus dated October 4, 2016, as amended.

Important Notice Regarding Planned Changes in the Fund's Name and Principal Investment Strategies.

On or about June 30, 2017, the name and principal investment strategies of the Oak Ridge Large Cap Growth Fund (the "Fund") will be changed as set forth below. Further information regarding these matters will be provided in the Fund's revised Summary Prospectus, Prospectus and Statement of Additional Information dated on or about that date. The Fund's investment objective to provide capital appreciation will remain the same.

Name Change:
The name of the Fund will be changed to Oak Ridge Multi Strategy Fund.

Principal Investment Strategies Changes:
The Fund's principal investment strategies will be changed so that the Fund will seek to achieve its investment objective by primarily investing in other mutual funds managed by Oak Ridge Investments, LLC, the Fund's Advisor. The Fund may also invest in unaffiliated mutual funds or exchange-traded funds ("ETFs") and directly in securities. The Fund will be a multi-strategy fund that will seek exposure to a number of U.S. and foreign equity and fixed income asset classes.

Please file this Supplement with your records.